                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 17, 2005


                               DCB FINANCIAL CORP
             (Exact name of registrant as specified in its charter)


            OHIO                     0-22387                      31-1469837

(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)


     110 RIVERBEND AVENUE, LEWIS CENTER, OHIO                       43035

     (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (740) 657-7000




         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01.        OTHER EVENTS.

On June 17, 2005, Registrant issued a press release announcing that its board of directors authorized it to purchase up to 200,000 of its common shares over a two year period. The press release is attached as Exhibit No. 99 and incorporated herein by reference.


The following exhibits are furnished herewith:

EXHIBIT
NUMBER                     EXHIBIT DESCRIPTION
------                     -------------------

99                         Press Release dated June 17, 2005.





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              DCB FINANCIAL CORP


  Date: June 17, 2005
                                         By: /s/  Jeffrey T. Benton
                                             -----------------------------------
                                              Jeffrey T. Benton
                                              President and CEO

                                  EXHIBIT INDEX


EXHIBIT
NUMBER          EXHIBIT DESCRIPTION
------          -------------------

99              Press Release dated June 17, 2005.







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